Exhibit 10.1

July 14, 2025

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 Re: Exercise and Reload Offer of Common Share Purchase Warrants (the "Warrant Reload")

To Whom It May Concern:

 Medicus Pharma Ltd. (the "Company") is pleased to offer to you the opportunity to receive new Common Share purchase warrants of the Company in consideration for the exercise in full of the Common Share purchase warrants issued to you on or about March 10, 2025 (the "Existing Warrants") currently held by you (the "Holder").  The Company's common shares, no par value ("Common Shares"), underlying Existing Warrants (the "Existing Warrant Shares") have been qualified for issuance by the Holder pursuant to an offering statement on Form 1-A (File No. 024-12573) (the "Offering Statement"). The Offering Statement is currently qualified and upon exercise of the Existing Warrants, will to the Company's knowledge, be qualified for the issuance of the Existing Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Existing Warrants.

In consideration for cash exercising in full the Existing Warrants held by you and being exercised on the date hereof (the "Warrant Exercise") on or before 5:00 p.m. (New York City time) on July 14, 2025 (the "Offer Expiration Time"), the Company hereby offers to sell you or your designees a new Series A Common Share Purchase Warrant and a new Series B Common Share Purchase Warrant (each, a "New Warrant" and collectively, the "New Warrants") each to purchase up to a number of Common Shares equal to 100% of the number of Existing Warrant Shares issued pursuant to the Warrant Exercise that occurs from and after the date hereof and prior to the Offer Expiration Time. The purchase price paid by the Holder for the New Warrants shall equal $2.80 times the number of shares underlying the Existing Warrants. The New Warrants will be immediately exercisable, expire five years from the date hereof, and have an exercise price equal to $3.75, and will be in the forms set forth on Annex B and Annex C hereto.  The New Warrant certificates will be dispatched within one (1) Business Day following the Offer Expiration Time.

The Holder may accept this offer by signing this letter below, with such acceptance constituting the Holder's exercise, subject to the last sentence of the immediately preceding paragraph, of the Existing Warrants as set forth on the Holder's signature page attached hereto for an aggregate exercise price as set forth on the Holder's signature page hereto (the "Aggregate Exercise Price") on or before the Offer Expiration Time.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto. Holder represents and warrants that, as of the date hereof it is, and on each date on which it exercises any New Warrants it will be, an "accredited investor" as defined in Rule 501 of the Securities Act, and agrees that the New Warrants will contain restrictive legends when issued, and neither the New Warrants nor the Common Shares issuable upon exercise of the New Warrants will be registered under the Securities Act, except as provided in Annex A attached hereto.

If this offer is accepted and this letter agreement is executed and delivered to the Company on or before the Offer Expiration Time, the Company shall file a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including this letter agreement as an exhibit thereto with the Commission within the time required by the Exchange Act.  From and after the issuance of the Form 8-K, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to the Holder by the Company or any of its officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the issuance of the Form 8-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company or any of its officers, directors, agents, employees or Affiliates on the one hand, and the Holder or any of its Affiliates on the other hand, shall terminate. From and after the issuance of the Form 8-K, the Company represents to the Holder that none of the Company's directors, officers, employees or agents will provide the Holder with any material, nonpublic information that is not disclosed in the Form 8-K.

The Company represents, warrants and covenants that, upon acceptance of this offer, all of the Existing Warrant Shares being exercised shall be delivered electronically through the Depository Trust Company within one (1) Trading Day of the date the Company receives the Aggregate Exercise Price.  Except as set forth herein, the terms of the Existing Warrants, including but not limited to the obligations to deliver the Existing Warrant Shares, shall remain in effect as if the acceptance of this offer was a formal exercise notice under the Existing Warrants.

The Company shall pay to Maxim Group LLC ("Maxim") a cash fee equal to six percent (6.0%) of the total proceeds received from the exercise of any and all of the Existing Warrants. The Company shall also pay any transfer agent fees and any issue or transfer tax or other incidental expense in respect of the issuance of such Existing Warrant Shares.  This letter agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

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To accept this offer, Holder must counter execute this letter agreement and return the fully executed letter agreement to the Company at e-mail: ___________, attention: _________, on or before the Offer Expiration Time.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

MEDICUS PHARMA LTD.

By: _______________________

Name:

Title:

Accepted and Agreed to:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Warrant Shares being exercised:____________

Aggregate Exercise Price of the Existing Warrants being exercised contemporaneously with signing this letter: $___________________

New Warrant Shares: _________________

New Warrant Purchase Price: ______________

Beneficial Ownership Limitation New Warrants: 4.99%/9.99%

Address for Delivery of New Warrants: _________________________

DTC Instructions:

The Existing Warrant Shares shall be delivered to the following DWAC Account Number:

Broker Name:
Broker DTC DWAC #:
Broker Contact:
Account #:

Annex A - Representations and Warranties

Representations, Warranties and Covenants of the Company.  The Company hereby makes the following representations and warranties to the Holder:

(a) Offering Statement. The Existing Warrant Shares are qualified for issuance by Holder pursuant to the Offering Statement and the Company knows of no reason why the Offering Statement shall not remain qualified for so long as the Existing Warrants remain outstanding. The Company shall use commercially reasonable efforts to keep the Offering Statement qualified until all Existing Warrant Shares underlying the Existing Warrants are issued to the Holder.

(b) Authorization; Enforcement.  The Company will have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby will be duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith.  This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts.  The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected, other than for which a waiver has been obtained by the Company; or (iii) subject to Section (d) below, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Nasdaq Corporate Governance. To the Company's knowledge, the transactions contemplated under this letter agreement comply with all rules of Nasdaq.

(e) Issuance of the New Warrants. The issuance of the New Warrants will be duly authorized and, upon the execution of this letter agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company, and the shares issuable upon exercise of the New Warrants (the "New Warrant Shares"), when issued in accordance with the terms of the New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company will reserve from its duly authorized capital stock a number of Common Shares for issuance of the New Warrant Shares in full.

(f) Legends and Transfer Restrictions.

(i)   The New Warrants and New Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of New Warrants or New Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Warrant and New Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this letter agreement.

(ii)   The undersigned agrees to the imprinting, so long as is required by this Section (i), of a legend on any of the New Warrants and New Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.                                                        .

 The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrants to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this letter agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrant to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Warrant may reasonably request in connection with a pledge or transfer of the New Warrant or New Warrant Shares.

(iii)  Certificates evidencing the New Warrant Shares held by the Holder shall not contain any legend (including the legend set forth in Section (f)(ii) hereof), (i) while a registration statement covering the resale of such security by the Holder is effective under the Securities Act, (ii) following any sale of such New Warrant Shares pursuant to Rule 144,  or (iii) if such New Warrant Shares are eligible for sale under Rule 144 and have been held by the Holder for 12 months. The Company shall cause its counsel to issue a legal opinion to its transfer agent (if required by the transfer agent) and the undersigned (if requested by the undersigned) in connection with the removal of the legend hereunder. If all or any portion of a New Warrant is exercised at a time when there is an effective registration statement to cover the resale of the New Warrant Shares, or if such New Warrant Shares may be sold under Rule 144 and have been held by the Holder for 12 months, then such New Warrant Shares shall be issued free of all legends or, if the Transfer Agent does not permit such issuance free of all legends, the Company will promptly cause the Transfer Agent to remove such legends. The Company agrees that following such time as such legend is no longer required under this clause (iii), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (f). Certificates for New Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the undersigned by crediting the account of the undersigned's prime broker with the Depository Trust Company System as directed by the undersigned. "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Shares as in effect on the date of delivery of a certificate representing Warrant Shares issued with a restrictive legend.

(g) [Reserved].

(h) Listing of Common Shares.  Promptly following the Offer Expiration Time, the Company shall file a Listing of Additional Shares Notification Form with Nasdaq with respect to the New Warrant Shares.

(i) Registration Statement.  As soon as practicable (and in any event within one-hundred and twenty (120) calendar days of the date of this letter agreement), the Company shall file a registration statement on Form S-1 providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants.  The Company shall use commercially reasonable efforts to cause such registration to become effective on or prior to the 30th calendar day after the initial filing date and to keep such registration statement effective at all times until no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof.

(j) Subsequent Equity Sales.  For a period of 10 days following the date hereof, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the future issuance or proposed issuance of any Common Shares or Common Share Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than the registration statement registering the New Warrant Shares or a registration statement on Form S-8.  Notwithstanding the foregoing, this Section (j) shall not apply in respect of an Exempt Issuance.  As used herein, "Exempt Issuance" means the issuance of (a) Common Shares or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Common Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except for such decreases in exercise, exchange or conversion price in accordance with the terms of such securities) or to extend the term of such securities, (c) upon the exercise or exchange of or conversion of any securities issued pursuant to such agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except for such decreases in exercise, exchange or conversion price in accordance with the terms of such securities) or to extend the term of such securities, and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as "restricted securities" (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith until the registration statement registering all of the New Warrant Shares is declared effective, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

Annex B - Form of Series A New Warrant

Annex C - Form of Series B New Warrant